Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Lowe’s Companies, Inc. (the Company) for the fiscal year ended January 28, 2022 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Marvin R. Ellison, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Marvin R. Ellison
Marvin R. Ellison
Chairman, President and Chief Executive Officer
March 21, 2022